EZVOTESM  CONSOLIDATED  PROXY  CARD  This  form  is  your  EzVote
               Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Taxpayer I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

[CONTROL NUMBER]

     PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 10, 2004 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Gilbert L. Southwell, III and John Widmer, officers of the Strong Funds, as my proxies to represent and vote all shares of the Strong Funds identified below that I am entitled to vote at the Special Meeting of Shareholders of the Strong Funds to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Friday December 10, 2004, at 9:00 a.m. (Central Time), and at any adjournments of the Meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the combined Proxy Statement/Prospectus, dated [OCTOBER , 2004].

These proxies shall vote my shares according to my instructions given below with respect to the applicable proposal. If I do not provide an instruction below, I understand that the proxies will vote my shares in favor of the proposal. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

                    IF VOTING BY MAIL, PLEASE MARK, SIGN, AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                     Date_____________________

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

                                      ----------------------------------------
                                              Signature(s)  (Title(s), if
                                              applicable)

[SHAREHOLDER'S ADDRESS]               NOTE:  Please sign exactly as your name(s)
                                      appear(s) on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.
                                      Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

------------------------------------- ----------------------------------- -----------------------------------
VOTE ON THE INTERNET                  VOTE BY PHONE                       VOTE BY MAIL
[PICTURE OF COMPUTER]                 [PICTURE OF TELEPHONE]              [PICTURE OF LETTER]

------------------------------------- ----------------------------------- -----------------------------------
o  LOG ON TO: WWW. [WEB                o Dial 1-800-XXX-XXXX                o Vote, sign, and date the
   ADDRESS]                              (TOLL FREE)                          EzVote Consolidated Proxy Card.
o  Follow the on-screen                o Follow the recorded                o DETACH THE UPPER PORTION
   instructions                          instructions.                        OF THE CARD and return in the
                                                                             postage-paid envelope provided.
------------------------------------- ----------------------------------- -----------------------------------
    NOTE: IF YOU VOTE BY PHONE OR INTERNET, DO NOT RETURN YOUR CONSOLIDATED PROXY CARD. KEEP IT FOR YOUR FILES.

               INDIVIDUAL BALLOTS On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. If you would like to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

                     NOTE: IF YOU ELECT TO VOTE EACH ACCOUNT SEPARATELY, DO NOT RETURN THE CONSOLIDATED PROXY CARD ABOVE.

                                         SIGN BELOW ONLY IF YOU ARE VOTING EACH
[SHAREHOLDER'S ADDRESS]                  ACCOUNT SEPARATELY.

                                           Dated _________________________ 2004

                                         --------------------------------------
                                          Signature(s) (if held jointly)

                    NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                              ezVoteSM  Consolidated Proxy Card

                    PLEASE FILL IN THE BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                    PLEASE DO NOT USE FINE POINT PENS.


THE SHARES VOTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED [OCTOBER , 2004], FOR A DISCUSSION OF THE PROPOSALS.


1.       Approval of Agreement and Plan of Reorganization              FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

2.       Approval of Interim Advisory Agreement                        FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

3.       Approval of Interim Sub-advisory Agreement                    FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

4. For each Fund, to transact such other business that may properly come before the Meeting.


            PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD IN THE SPACES PROVIDED ON THE REVERSE SIDE.

                     Detach Consolidated Proxy Card at Perforation Below

                               INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.


---------------------------------------------------------- --------------------

[SHAREHOLDER ADDRESS]       [CONTROL NUMBER]               [SHAREHOLDER ADDRESS]      [CONTROL NUMBER]


[STRONG FUND Name]                                         [STRONG FUND Name]


1.  Approval of Agreement and Plan of Reorganization       1.  Approval of Agreement and Plan of Reorganization
    FOR [  ]  AGAINST [  ]  ABSTAIN [  ]                       FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

2.  Approval of Interim  Advisory  Agreement               2.  Approval  of Interim  Advisory Agreement
    FOR [ ] AGAINST [ ] ABSTAIN [ ]                            FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Approval  of  Interim   Sub-advisory   Agreement       3.  Approval  of  Interim Sub-advisory  Agreement
    FOR [ ]  AGAINST  [ ]  ABSTAIN  [ ]                        FOR [ ] AGAINST [ ] ABSTAIN [ ]

---------------------------------------------------------- --------------------

[SHAREHOLDER ADDRESS]      [CONTROL NUMBER]                [SHAREHOLDER ADDRESS]       [CONTROL NUMBER]


[STRONG FUND Name]                                        [STRONG FUND Name]

1.  Approval of Agreement and Plan of Reorganization       1. Approval of Agreement and Plan of Reorganization
    FOR [  ]  AGAINST [  ]  ABSTAIN [  ]                       FOR [  ]  AGAINST [  ]  ABSTAIN [  ]

2.  Approval of Interim  Advisory  Agreement               2. Approval  of Interim  Advisory Agreement
    FOR [ ] AGAINST [ ] ABSTAIN [ ]                           FOR [ ] AGAINST [ ] ABSTAIN [ ]

3.  Approval  of  Interim   Sub-advisory   Agreement       3. Approval  of  Interim Sub-advisory  Agreement
    FOR [ ]  AGAINST  [ ]  ABSTAIN  [ ]                       FOR [ ] AGAINST [ ] ABSTAIN [ ]

---------------------------------------------------------- --------------------